UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023 (June 5, 2023)

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7750 El Camino Real Suite 5200
Carlsbad, California	92009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Employment Terms of J.D. Finley, Chief Executive Officer

On June 5, 2023, the Compensation Committee (“Committee”) of the Board of Directors (“Board”) of Palisade Bio, Inc. (the “Company”), pursuant to Mr. Finley’s change in position from interim CEO to CEO, increased Mr. Finley’s annual base salary from $490,000 to $542,000 and his target cash bonus from 45% to 50% of his base salary. Mr. Finley’s salary increase will be effective as of June 1, 2023.

Item 3.02	Unregistered Sales of Equity Securities

Employee Supplemental Grants

On June 5, 2023, the Committee approved the following supplemental grants to be issued, subject to sufficient shares available under the Company’s 2021 Equity Incentive Plan (the “Plan”) to certain employees of the Company:

(i)	245,660 common stock purchase options (“Employee Options”); and
(ii)	112,030 restricted stock units (“Employee RSUs”).

The Employee Options and Employee RSUs will each have a grant date of June 11, 2023 and will vest in twelve (12) equal installments on a quarterly basis over a three (3) year period from the grant date, subject to each employee providing Continuous Service (as defined in the Plan) to the Company.

The Employee Options will have an exercise equal to the closing price of the Company’s common stock on the trading day immediately prior to the grant date, and a term of ten (10) years.

Board Supplemental Grants

On June 5, 2023, the Committee approved supplemental grants to be issued, subject to sufficient shares available under the Plan, to non-management members of the Board (each, an “Eligible Director”). Each of the seven (7) Eligible Directors will receive, at his or her election, either:

(i)	5,160 common stock purchase options (“Director Options”); or
(ii)	2,580 common stock purchase options (“Director Combination Options”) and 1,880 restricted stock units (“Director RSUs”).

Each of the foregoing Director Options, Director Combination Options, and Director RSUs (collectively, the “Director Grants”), as applicable to each Eligible Director’s election, will have a grant date of June 11, 2023, and will vest in four (4) equal installments on a quarterly basis over a one (1) year period from the grant date. Except for the foregoing, the Director Options and Director Combination Options will have substantially the same terms as the Employee Options and the Director RSUs will have substantially the same terms as the Employee RSUs.

The Employee Options Employee RSUs and Director Grants are being issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment of (i) Palisade 2021 Equity Incentive Plan and (ii) 2021 Employee Stock Purchase Plan

At the Annual Meeting (as defined below in Item 5.07), the Company’s stockholders approved amendments to both (i) the Palisade 2021 Equity Incentive Plan (“Equity Plan”) and (ii) the 2021 Employee Stock Purchase Plan (“Purchase Plan”).

A description of both the Equity Plan and Purchase Plan, each as amended, was set forth as Annex A and Annex B in the Company’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on April 21, 2023, and each is qualified in its entirety by reference to the full texts each of the Equity Plan and Purchase Plan, copies of which are filed as Exhibits 10.01 and 10,02, respectively to this Current Report on Form 8-K.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K to the extent required by this Item 5.02, is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

Annual Meeting of stockholders

On June 8, 2023, the Company held its annual meeting of stockholders (“Annual Meeting”). As of April 10, 2023, the record date for the Annual Meeting (“Record Date”), 5,781,919 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

A total of 2,950,915 shares of the Company’s common stock were present at the Annual Meeting in person or by proxy, which represents approximately 51.04% of the shares of the Company’s common stock outstanding as of the Record Date.

Proposal 1.

Election of Directors.

The Company’s stockholders elected the three (3) persons listed below as Class III directors, each to serve until the Company’s 2026 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James Neal	833,667	498,441	1,618,807
J.D. Finley	837,917	494,191	1,618,807
Mary Ann Gray, Ph.D.	495,347	495,347	1,618,807

Proposal 2.

Ratification of the Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of Baker Tilly US, LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
2,732,124	198,268	20,523	0

Proposal 3.

Approval of amendments to the Palisade 2021 Equity Incentive Plan to increase (i) the number of shares of common stock issuable under the plan by 708,072 shares and (ii) the annual evergreen share increase amount from 4% to 7.5% of the outstanding shares of common stock on January 1 of each year; and the approval of conditional grants to employees which are exercisable or convertible for up to an aggregate of 209,700 shares of common stock.

The Company’ stockholders approved the amendments to the 2021 Equity Incentive Plan. The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
714,204	611,973	5,931	1,618,807

Proposal 4.

Approval of amendments to the Palisade 2021 Employee Stock Purchase Plan to increase (i) the number of shares of common stock authorized under the plan by 109,944 shares and (ii) the annual evergreen share increase amount from 1% to 2.5% of the outstanding shares of common stock on January 1 of each year.

year.

The Company’ stockholders approved the amendments to the 2021 Employee Stock Purchase Plan. The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
763,625	552,036	16,447	1,618,807

Proposal 5.

Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
765,257	553,499	13,352	1,618,807

Proposal 6.

Approval, on a non-binding, advisory basis, the frequency of holding future advisory votes on executive compensation every 1, 2, or 3 years.

The Company’s stockholders approved, on an advisory basis, one (1) year as the frequency of holding future advisory votes on executive compensation. The Final results were as follows:

1 Year	2 Years	3 Years	Withhold / Abstentions	Broker Non-Votes
665,444	46,080	589,820	30,764	1,618,807

Accordingly, the Board will take these results under advisement.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.01	Palisade 2021 Equity Incentive Plan, as amended
10.02	Palisade 2021 Employee Stock Purchase Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 9, 2023	Palisade Bio, Inc.

		By:	/s/ J.D. Finley
J.D. Finley
Chief Executive Officer